UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
Indicate by check mark
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

KLA Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”) on November 4, 2026. Of the 1,305,006,492 shares of Company Common Stock entitled to vote at the 2026 Annual Meeting, 1,165,754,779.25659 shares, or 89.33%, were present in person or by proxy at the 2026 Annual Meeting. Three proposals were considered at the 2026 Annual Meeting:

Proposal One: At the 2026 Annual Meeting, the stockholders elected the nine candidates nominated by the Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected and qualified.

The table below presents the voting results for Proposal One:

Name	For	Against	Abstain	Broker Non-Votes
Robert Calderoni	984,937,183.204534	87,208,160.052061	6,146,265	87,463,171
Tracy Embree	1,067,160,319.204534	4,982,451.052061	6,148,838	87,463,171
Jeneanne Hanley	1,067,195,239.204534	4,956,569.052061	6,139,800	87,463,171
Kevin Kennedy	1,021,198,321.204534	50,939,828.052061	6,153,459	87,463,171
Michael McMullen	1,023,382,944.204534	48,754,315.052061	6,154,349	87,463,171
Victor Peng	1,065,705,875.204534	6,381,965.052061	6,203,768	87,463,171
Jamie Samath	1,070,531,200.204534	1,552,002.052061	6,208,406	87,463,171
Susan Taylor	1,064,918,179.204534	7,209,626.052061	6,163,803	87,463,171
Richard Wallace	1,070,621,855.204534	1,523,252.052061	6,146,501	87,463,171

Proposal Two: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.

The table below presents the voting results for Proposal Two:

For	Against	Abstain	Broker Non-Votes
1,079,442,562.204534	80,039,740.052061	6,272,477	0

Proposal Three: The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2026 Annual Meeting.

The table below presents the voting results for Proposal Three:

For	Against	Abstain	Broker Non-Votes
992,432,169.784079	76,821,298.133182	9,038,140.339334	87,463,171

Item 8.01	Other Events.

As previously disclosed in the Company’s 2026 Proxy Statement filed with the SEC on September 22, 2026, Jason Conley was not standing for re-election at the 2026 Annual Meeting, effectively ending his term on November 4, 2026.

On November 5, 2026, the Company issued a press release announcing that its Board of Directors declared a cash dividend of $0.23 per share on the Company’s common stock. Such dividend shall be payable on December 1, 2026 to stockholders of record as of the close of business on November 16, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Press release issued November 5, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: November 6, 2026	By:	/s/ Mary Beth Wilkinson
	Name:	Mary Beth Wilkinson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary